                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    Exchange Act of 1934 (Amendment No.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                            A.O. Smith Corporation
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          [AO SMITH CORPORATION LOGO]

                                 P.O. BOX 23973
                            MILWAUKEE, WI 53223-0973

                           NOTICE AND PROXY STATEMENT

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

     PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION will be held on Wednesday, April 3, 1996 at 9:00 A.M. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware for the following purposes:

     (1) To elect seven directors chosen by the holders of Class A Common Stock.

     (2) To elect three directors chosen by the holders of Common Stock.

     (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1996.

     (4) To consider and vote on the stockholder proposal set forth in the proxy statement, if properly presented at the meeting.

     (5) To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 28, 1996, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available as of March 18, 1996 for examination by stockholders for purposes related to the meeting at the offices of Morris, Nichols, Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware.

     YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ENCLOSED WITHIN.

                                            W. David Romoser
                                            Secretary

March 4, 1996

                          [AO SMITH CORPORATION LOGO]
                 ----------------------------------------------

                                P. O. BOX 23973
                        MILWAUKEE, WISCONSIN 53223-0973
                 ----------------------------------------------

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement is furnished to stockholders of A. O. Smith Corporation (the "Company") in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on Wednesday, April 3, 1996 at 9:00 A.M., Eastern Time, at Wilmington, Delaware.

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 28, 1996 (the "Record Date"). As of the Record Date, the Company had issued 5,887,901 shares of Class A Common Stock, par value $5 per share, 5,884,441 shares of which were outstanding and entitled to one vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 15,811,749 shares of Common Stock, par value $1 per share, 15,034,180 shares of which were outstanding and entitled to one vote each for Common Stock directors and one-tenth (1/10) vote each for other matters.

     The Notice of 1996 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company's 1995 Annual Report are being mailed on or about March 4, 1996 to each stockholder of the Company at the holder's address of record.

     Under the Company's Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. Stockholders are entitled to one vote per share in the election of directors for their class of stock.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes are counted as present in determining whether the quorum requirement is met.

     Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares which are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

     For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one vote per share and the Common Stock entitled to 1/10th vote per share. All such other matters are decided by a majority of the votes cast. On such other matters, an abstention will have the same effect as a "no" vote but, because shares held by brokers will not be considered to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice and AGAINST the stockholder proposal referenced in (4).

     The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

                             PRINCIPAL STOCKHOLDERS

     The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company's stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 1995.

                             NAME AND ADDRESS         AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS             OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     OF CLASS
---------------------    ------------------------     --------------------     --------
Class A                  Smith Investment Company           5,378,168(1)         91.39%
Common Stock             P.O. Box 23976
                         Milwaukee, WI 53223-0976
Common Stock             Smith Investment Company           1,039,384(2)          6.91%(2)
                         P.O. Box 23976
                         Milwaukee, WI 53223-0976
Common Stock             FMR Corp.,                         2,004,900(3)         13.34%
                         Edward C. Johnson 3d
                         and Abigail P. Johnson
                         82 Devonshire Street
                         Boston, MA 02109
Common Stock             The Prudential Insurance             971,600(4)          6.46%
                         Company of America
                         Prudential Plaza
                         Newark, NJ 07102-377

----------------
(1) Of the shares listed for Smith Investment Company ("SICO"), 200,000 of the Class A Common Stock shares are held by SCAP Corporation, which is a wholly-owned subsidiary of SICO. SICO and SCAP Corporation each have sole voting and sole dispositive power with respect to the shares described above.

(2) Pursuant to the Company's Restated Certificate of Incorporation dated January 26, 1993, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO's Common Stock, assuming that all Class A Common

    Stock held by SICO was converted into Common Stock, SICO's beneficial ownership of the Common Stock is 6,417,552 shares, which represents 31.4% of the class of Common Stock.

(3) FMR Corp. has sole voting power with respect to 65,800 shares and sole dispositive power with respect to 2,004,900 shares and Edward C. Johnson 3d has sole dispositive power with respect to 2,004,900 shares, including shares beneficially owned by Fidelity Management & Research Company (FMRC), a subsidiary of FMR Corp., and Fidelity Magellan Fund, an investment company for which FMRC acts as an investment advisor.

(4) The Prudential Insurance Company of America has sole voting power and sole dispositive power with respect to 471,900 shares and shared voting power with respect to 495,800 shares and shared dispositive power with respect to 499,700 shares.

     Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information which may have been provided to the Company by any beneficial owners.

     On December 31, 1995, Arthur O. Smith owned beneficially 120,345 shares, and his wife owned of record and beneficially 3,485 shares of the outstanding capital stock of SICO; various trusts held 197,230 shares for the benefit of the wife and issue of Arthur O. Smith. On December 31, 1995, Lloyd B. Smith owned beneficially 4,502 shares of the outstanding capital stock of SICO; various trusts held 308,503 shares for the benefit of the wife and issue of Lloyd B. Smith. In addition, Messrs. Smith were trustees of various trusts for the benefit of persons other than themselves, their wives and issue, which trusts held on December 31, 1995 an aggregate of 522,960 shares of the outstanding capital stock of SICO. The shares of SICO held beneficially by Messrs. Smith and their wives, together with shares held by Messrs. Smith in trust for others comprised 69.8% of the 1,658,533 outstanding shares of capital stock of SICO on December 31, 1995. Messrs. Smith have shared investment and voting power on all trusts for which they are co-trustees. On all other trusts, one or the other shares trust powers with at least one other person. Messrs. Smith disclaim that any of the foregoing interests in the capital stock of SICO constitute beneficial ownership of any common stock of the Company.

                             ELECTION OF DIRECTORS

     Ten directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect 7 directors and owners of Common Stock are entitled to elect the 3 remaining directors.

     It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the 10 nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, proxies will be voted for such substitute nominee as may be nominated by the Board of Directors.

     The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last 5 years unless otherwise stated.

NOMINEES -- CLASS A COMMON STOCK

     TOM H. BARRETT -- Retired Chairman of the Board, President and Chief Executive Officer, The Goodyear Tire & Rubber Company -- rubber products.

     Mr. Barrett is 65 years of age and has been a director of the Company since 1981. He is the chairman of the Personnel and Compensation Committee of the Board. He was with Goodyear from 1953 to 1991. He is also a director of Air Products and Chemicals, Inc., Easco Corporation, Fieldcrest Cannon, Inc. and Rubbermaid Incorporated, as well as a Trustee of the Mutual Life Insurance Company of New York and a partner in American Industrial Partners.

     GLEN R. BOMBERGER -- Executive Vice President and Chief Financial Officer.

     Mr. Bomberger, 58, became a director and executive vice president and chief financial officer in 1986. He is a member of the Investment Policy Committee of the Board. Mr. Bomberger joined the Company in 1960. He is currently a director and vice president-finance of SICO. He is a director of Portico Funds, Inc.

     THOMAS I. DOLAN -- Retired Chairman of the Board.

     Mr. Dolan, 68, retired as Chairman of the Board on March 31, 1992, a position which he held since 1984. He is a member of the Audit Committee of the Board. Mr. Dolan became chief executive officer of the Company in 1983 and served in that capacity until 1989. He was elected president and a director in 1982. Mr. Dolan joined the Company in 1979. He is a trustee of Northwestern Mutual Life Insurance Company.

     ROBERT J. O'TOOLE -- Chairman of the Board, President and Chief Executive Officer.

     Mr. O'Toole, 55, became Chairman of the Board on March 31, 1992. He is a member of the Investment Policy Committee of the Board. He was elected chief executive officer in March 1989. He was elected president, chief operating officer and a director in 1986. He also served as the head of the Automotive Products Company, a division of the Company, from November 1990 until May 1992. Mr. O'Toole joined the Company in 1963. He is a director of Firstar Bank Milwaukee, N.A.

     DONALD J. SCHUENKE -- Chairman of Northern Telecom Limited and Northern Telecom, Inc.

     Mr. Schuenke, 67, was elected a director of the Company in October 1988. He is chairman of the Investment Policy Committee of the Board. Mr. Schuenke has served as the chairman (non-executive) of Northern Telecom Limited since January 1994, and he also serves as the chairman (non-executive) of Northern Telecom, Inc. He was chairman of The Northwestern Mutual Life Insurance Company from January 1990 to January 1994 and served as its chief executive officer from March 1983 to October 1993. Mr. Schuenke is a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc. and Federal Home Loan Mortgage Corporation.

     ARTHUR O. SMITH -- Director, Chairman and Chief Executive Officer of Smith Investment Company.

     Mr. Smith is 65 years of age and has been a director of the Company since 1960. He is a member of the Personnel and Compensation Committee and the Investment Policy Committee of the Board. He is chairman and chief executive officer of SICO and the retired chairman of ASI Technologies, Inc. He was president of SICO until July 1, 1993. Mr. Smith is the uncle of Bruce M. Smith, a director of the Company.

     BRUCE M. SMITH -- President and Director of Smith Investment Company.

     Mr. Smith, 47, was elected a director of the Company on April 5, 1995. He is a member of the Investment Policy Committee and the Audit Committee of the Board. He was elected president of SICO on July 1, 1993 and has served as a director of SICO since July 1983. Prior to that time, he was executive vice president of the Water Products Company, a division of the Company, from January 1991 through June 1993 and managing director of A. O. Smith Electric Motors (Ireland) Ltd., a subsidiary of the Company, from March 1988 through December

1990. Mr. Smith originally joined the Company in 1978. He is the nephew of Arthur O. Smith, a director of the Company.

NOMINEES -- COMMON STOCK

     RUSSELL G. CLEARY -- Chairman and Chief Executive Officer, Cleary Management Corporation -- a privately held business and real estate development corporation.

     Mr. Cleary is 62 years of age and has been a director of the Company since 1984. He is a member of the Personnel and Compensation Committee of the Board. Mr. Cleary has been chairman and chief executive officer of Cleary Management since 1989. Formerly, he was chairman, president and chief executive officer of
G. Heileman Brewing Company, Inc. and retired in December 1988. Mr. Cleary is a director of Ecolab, Inc. and also Chairman of the Board of First State Bancorp, Inc.

     LEANDER W. JENNINGS -- Chairman and Chief Executive Officer, Jennings & Associates -- financial management consulting.

     Mr. Jennings is 67 years of age and was elected a director of the Company in 1987. He is the chairman of the Audit Committee of the Board. He has been chairman and chief executive officer of Jennings & Associates since 1985. Mr. Jennings retired as managing partner and senior operating committee member of Peat, Marwick, Mitchell & Company in 1985. He is also a director of Fruit of the Loom, Inc., Prime Capital Corporation, Alberto Culver Company and TEPPCO, Inc.

     DR. AGNAR PYTTE -- President, Case Western Reserve University.

     Dr. Pytte, 63, was elected a director of the Company in February 1991. He is a member of the Audit Committee of the Board. He became the president of Case Western Reserve University in July 1987. Prior to July 1987, Dr. Pytte was the provost at Dartmouth College where he held other academic positions since 1958. Dr. Pytte is also a director of The Goodyear Tire & Rubber Company.

                                BOARD COMMITTEES

     The Board of Directors of the Company serves as a committee of the whole for designating nominees for election as director. The Board of Directors will consider written recommendations directed to the Chairman from stockholders concerning nominees for Director. The Board of Directors has 3 standing committees, the Personnel and Compensation Committee, the Investment Policy Committee and the Audit Committee. In 1995, the Personnel and Compensation Committee held 3 meetings, the Investment Policy Committee held 4 meetings and the Audit Committee met 3 times. The Personnel and Compensation Committee is responsible for establishing and administering the Company's compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives. The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement funds and other employee benefit funds. The Audit Committee recommends the firm which will act as independent auditors for the Company and has the responsibility to review audit procedures and the internal controls of the Company.

                             DIRECTOR COMPENSATION

     Directors received $20,000 annually, plus expenses and $1,000 for attendance at each Board meeting. Each Audit and Personnel and Compensation Committee member receives $2,000 and the chairman of each receives $3,000 annually; Committee members are also entitled to $1,000 per meeting, plus expenses. Each Investment Policy Committee member receives $2,000 and the chairman receives $3,000 annually; Committee members are also entitled to $2,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or committee members or for attendance at board or committee meetings. During 1995, a total of 6 regular meetings of the Board of Directors was held; all directors attended at least 75% of the number of board meetings and committee meetings, in the aggregate, on which the director served as a member, with the exception of Mr. Dolan.

     Certain directors have elected to defer payment of their fees under the Corporate Directors' Deferred Compensation Plan (the "Directors' Plan"). The Directors' Plan allows directors to defer all or a portion (not less than 50%) of their fees until any date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than 10 annual installments. Deferred fees earn interest based on an established prime rate.

     The A. O. Smith Non-Employee Directors' Retirement Plan provides an annual benefit for outside directors after 5 years of service and attainment of age 70. The annual benefit amount, payable in quarterly installments, is the annual retainer in effect at the time of retirement. Benefit payments continue for a period equal to the number of years of service as a director, but not to exceed 10 years; all payments cease upon death of the director.

     Under an agreement with the Company, Mr. Dolan is entitled to $75,000 of term insurance in addition to the life insurance provided by the Company for its retired salaried employees.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table shows, as of December 31, 1995, the Class A Common Stock and Common Stock of the Company, the Class A Common Stock and Common Stock options exercisable on or before March 1, 1996, and the common stock of SICO beneficially owned by each Director, each Nominee for Director, each named Executive Officer in the Summary Compensation Table and by all Directors and Executive Officers as a group.

COMPANY COMMON STOCK

                                                                                              PERCENT OF
                                                                  AMOUNT AND NATURE OF          SHARES
                    NAME                       TYPE OF STOCK     BENEFICIAL OWNERSHIP(1)      OUTSTANDING
--------------------------------------------   -------------     -----------------------      -----------
Tom H. Barrett                                 Common Stock              1,000 shares                *
John A. Bertrand                               Common Stock             59,862 shares(2)             *
Glen R. Bomberger                              Common Stock            162,340 shares(2)          1.08%
Russell G. Cleary                              Common Stock             36,000 shares(4)             *
Thomas I. Dolan                                Common Stock             17,888 shares                *
Leander W. Jennings                            Common Stock              2,000 shares                *
Samuel Licavoli                                Common Stock             33,200 shares(2)             *
Robert J. O'Toole                              Common Stock            486,532 shares(2)          3.24%
Dr. Agnar Pytte                                Common Stock              2,000 shares                *
W. David Romoser                               Common Stock             37,255 shares(2)             *
Donald J. Schuenke                             Common Stock              3,000 shares                *
Arthur O. Smith(5)                             --                                  --               --
Bruce M. Smith(5)                              --                                  --               --
All 21 Directors, Nominees and Executive       Common Stock          1,018,535 shares(2)          6.78%
  Officers as a Group

* Represents less than one percent.

SICO COMPANY STOCK

                                                                                              PERCENT OF
                                                                  AMOUNT AND NATURE OF          SHARES
                    NAME                       TYPE OF STOCK     BENEFICIAL OWNERSHIP(1)      OUTSTANDING
--------------------------------------------   -------------     -----------------------      -----------
Arthur O. Smith                                Common Stock           120,345 shares(3)           7.26%
Bruce M. Smith                                 Common Stock            19,637 shares(3)           1.18%
All 21 Directors, Nominees and Executive       Common Stock           139,982 shares              8.44%
  Officers as a Group

----------------
(1) Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2) Includes 454,400, 145,900, 28,200, 19,500, 48,400 and 838,200 shares of
    Common Stock subject to options exercisable on or before March 1, 1996, respectively for Messrs. O'Toole, Bomberger, Licavoli, Romoser and Bertrand and for all Directors and Executive Officers as a group. Please refer to the Option Grants and Option Exercise Tables for additional stock option information.

(3) See also "Principal Stockholders." As of December 31, 1995, Mr. Bruce M. Smith beneficially owned 16,837 shares of the outstanding capital stock of SICO, which shares are held in a grantor trust which can be amended or revoked by him at any time (but for which he does not have voting or dispositive power), and his wife beneficially owned 2,800 shares of SICO as sole custodian for the benefit of the issue of Mr. Smith. He disclaims that any of the foregoing interests in the capital stock of SICO constitute beneficial ownership of any common stock of the Company.

(4) Mr. Cleary has shared voting and shared dispositive power with respect to his shares of Common Stock, including 11,000 shares of Common Stock which are held in a charitable foundation as to which Mr. Cleary disclaims any beneficial ownership.

(5) Excludes shares beneficially owned by SICO.

                             EXECUTIVE COMPENSATION

     The SUMMARY COMPENSATION TABLE reflects all compensation awarded to, earned by or paid to each of the Company's five most highly compensated Executive Officers, including the chief executive officer, during fiscal year 1995, as well as all compensation awarded, earned or paid in the two previous fiscal years.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                                                          ------------
                                  ANNUAL COMPENSATION
---------------------------------------------------------------------------------------      AWARDS
                                                                              OTHER       ------------
                                                                              ANNUAL        OPTIONS       ALL OTHER
NAME AND                                                                   COMPENSATION     GRANTED      COMPENSATION
PRINCIPAL POSITION                          YEAR   SALARY($)(1) BONUS($)      ($)(2)         (#)(3)         ($)(4)
------------------------------------------  ----   ----------   --------   ------------   ------------   ------------
Robert J. O'Toole                           1995     545,016    810,000       34,948         61,400         108,688
  Chairman, President and                   1994     514,992    760,000       33,764         57,800         113,762
  Chief Executive Officer                   1993     465,000    600,000       27,042         52,800          98,102
Glen R. Bomberger                           1995     306,000    310,000       25,637         18,900          48,190
  Executive Vice President and              1994     292,008    295,000       25,702         17,800          53,599
  Chief Financial Officer                   1993     282,000    265,000       22,899         16,300          47,626
Samuel Licavoli                             1995     250,000    125,000       22,736         15,700          26,403
  President of A. O. Smith                  1994     235,000    215,000       20,930         14,700          27,340
  Automotive Products Company,              1993     218,335    190,000       13,167         13,500          17,360
  a division of the Company
W. David Romoser                            1995     201,333    160,000       16,285         10,900          21,341
  Vice President, Secretary and             1994     191,667    150,000       14,460         10,200          22,206
  General Counsel                           1993         N/A        N/A          N/A            N/A             N/A
John A. Bertrand                            1995     180,000    155,000       17,772          8,100          19,296
  President of A. O. Smith                  1994         N/A        N/A          N/A            N/A             N/A
  Electrical Products Company,              1993         N/A        N/A          N/A            N/A             N/A
  a division of the Company

--------------------------------------------------------------------------------

(1)  Includes amounts earned during 1995 even if deferred.

(2) Includes amounts of tax reimbursements for the following: Company car, country club, financial counseling and executive term life insurance premiums and reimbursement of executive payments for term life insurance premiums.

(3)  See footnote (1) in Option Grants Table.

(4) All Other Compensation includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and contributions under the Supplemental Benefit Plan for the 401(k) plan and (b) the value of the non-term portion of the premiums paid by the Company (arrived at by treating the payment as an interest-free loan to the earliest possible date the payment can be refunded and calculating its present value) for the benefit of the named Executive Officers pursuant to the Executive Life Insurance Plan, a split-dollar insurance plan. The amounts paid in 1995 are as follows: Mr. O'Toole -- (a) $40,549 and (b) $68,139; Mr. Bomberger --
     (a) $22,766 and (b) $25,424; Mr. Licavoli -- (a) $18,600 and (b) $7,803;
     Mr. Romoser -- (a) $14,979 and (b) $6,362; and Mr. Bertrand -- (a) $13,392
     and (b) $5,904.

                              STOCK OPTION GRANTS

     The table below reflects the stock option grants made under the 1990 Long-Term Executive Incentive Compensation Plan to the five named Executive Officers during 1995.

--------------------------------------------------------------------------------
                              OPTION GRANTS TABLE
--------------------------------------------------------------------------------

                             Option Grants in 1995

                                 INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                                                    % OF                                   ASSUMED ANNUAL RATES OF
                                                    TOTAL                                 STOCK PRICE APPRECIATION
                                                   OPTIONS                                   FOR OPTION TERM(2)
                                       OPTIONS     GRANTED    EXERCISE                ---------------------------------
                                      GRANTED(1)   TO ALL      PRICE     EXPIRATION   0%         5%            10%
                NAME                     (#)      EMPLOYEES    ($/SH)       DATE      ($)       ($)            ($)
------------------------------------- ---------   ---------   --------   ----------   ---   ------------   ------------
Robert J. O'Toole
  Chairman, President and
  Chief Executive Officer               61,400      32.47%     $25.00    10/10/05     $0    $    967,050   $  2,440,650
Glen R. Bomberger                       18,900       9.99%      25.00    10/10/05      0         297,675        751,275
Samuel Licavoli                         15,700       8.30%      25.00    10/10/05      0         247,275        624,075
W. David Romoser                        10,900       5.76%      25.00    10/10/05      0         171,675        433,275
John A. Bertrand                         8,100       4.28%      25.00    10/10/05      0         127,575        321,975
                                      ---------   ---------                           ---   ------------   ------------
Totals                                 115,000      60.81%      N/A         N/A       $0    $  1,811,250   $  4,571,250
                                      =========   =========                           ===   =============  =============
All Stockholders
  (20,918,621 shares of Class A
  Common Stock and Common Stock)        N/A         N/A         N/A         N/A        0    $329,468,281   $831,515,185
Named Executive Officers' % of Total
  Stockholders Equity                   N/A           .55%      N/A         N/A       $0            .55%           .55%

--------------------------------------------------------------------------------
(1) All options were granted under the 1990 Long-Term Executive Incentive Compensation Plan. The options were granted on 10/10/95 as options to acquire Common Stock and are first exercisable on 10/09/96. An additional option to acquire Common Stock was granted on 06/06/95 and is first exercisable on 06/05/96. All options were granted at market value on the date of grant and have a 10 year term.

(2) The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules as well as a 0% increase in value. These amounts are not intended to predict or represent possible future appreciation of the Company's Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company's Common Stock and overall stock market conditions.

                      OPTION EXERCISES AND YEAR-END VALUES

     The table includes information related to options exercised by the five named Executive Officers during fiscal year 1995 and the number and value of options held at the end of the fiscal year.

--------------------------------------------------------------------------------
                   OPTION EXERCISES AND YEAR-END VALUE TABLE
--------------------------------------------------------------------------------

                Aggregated Option Exercises in Fiscal Year 1995,
                      and December 31, 1995 Option Values

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                               OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                          DECEMBER 31, 1995 (#)       DECEMBER 31, 1995 ($)(1)
                                     SHARES ACQUIRED       VALUE       ---------------------------   ---------------------------
               NAME                   ON EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------  ----------------   ------------   -----------   -------------   -----------   -------------
Robert J. O'Toole
  Chairman, President
  and Chief Executive
  Officer                                      0          $      0       454,400         61,400      $ 4,112,014        $ 0
Glen R. Bomberger                              0          $      0       145,900         18,900      $ 1,364,163        $ 0
Samuel Licavoli                                0          $      0        28,200         15,700      $         0        $ 0
W. David Romoser                               0          $      0        19,500         10,900      $         0        $ 0
John A. Bertrand                          11,200          $163,106        48,400          8,100      $   399,500        $ 0

--------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $20.75 for the Common Stock on December 29, 1995.

--------------------------------------------------------------------------------
                             PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                        YEARS OF SERVICE(3)
                    -----------------------------------------------------------
REMUNERATION(2)       10          20          25           30            35
---------------     -------     -------     -------     ---------     ---------
     $150,000       $21,624     $43,249     $54,061     $  64,873     $  75,686
    175,000**        23,584      47,379      59,276        71,173        83,070
    200,000**        26,434      53,789      67,467        81,145        94,823
    225,000**        29,283      60,200      75,659        91,117       106,576
    250,000**        32,016      66,349      83,516       100,682       117,849
    275,000**        33,557      69,817      87,947       106,077      120,000*
      300,000
 and Above**         33,828      70,426      88,726       107,025      120,000*

--------------------------------------------------------------------------------

*   Maximum annual benefit payment in 1995 is $120,000.

** Maximum allowable salary that can be used in benefit calculation through 1993 is $235,840 and 1994 and 1995 is $150,000.

(1) The Pension Plan Table shows estimated annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan, assuming retirement at December 31, 1995, at age 65 and based upon the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis.

(2) The compensation covered by the Plan is based on the average of the highest 5 consecutive years of annual compensation out of the last 10 years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary. Compensation covered by the Plan does not include Bonus, Other Annual Compensation, Long Term Compensation or All Other Compensation amounts.

(3) Messrs. O'Toole, Bomberger, Licavoli, Romoser and Bertrand had 32, 35, 3, 3 and 28 years of service, respectively, at year-end.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The directors who served as members of the Personnel and Compensation Committee during fiscal year 1995 were Tom H. Barrett, Russell G. Cleary and Arthur O. Smith.

     Mr. Arthur O. Smith is an executive officer and a director of SICO. During 1995, the Company provided SICO consulting services, office space, directors', officers' and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $115,448 for the Company's costs relating to such services. Mr. Arthur O. Smith is a director of the Company and served on the Personnel and Compensation Committee of the Company in 1995. Mr. Glen R. Bomberger, an executive officer and a director of the Company, is also a director and vice president-finance of SICO and served as a member of the compensation committee of SICO. Mr. Bruce M. Smith, a director of the Company, is also an executive officer and director of SICO.

               BOARD PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing an executive compensation program and for administering the executive compensation policies and plans of the Company. The Committee also determines the amount of compensation which the Company's chief executive officer and other executive officers receive annually.

     The Committee consists of three members, each of whom is an outside director of the Company. This report was prepared by the Committee to provide the Company's stockholders with a summary of its executive compensation policies and practices.

     The Committee has two primary objectives relating to the Company's executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to achieving the current and long term successful and profitable operations of the Company's businesses. The other is to maintain an incentive compensation program which links executive pay to the Company's return on investment.

     In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

     The Company's executive compensation program consists of three components: base salary, short term incentive (bonus) compensation and long term incentive (stock options) compensation. In determining the executive compensation practices, the Committee compares the Company's executive compensation program with other companies' compensation programs for executives with similar management responsibilities. The companies surveyed include manufacturing businesses of similar size and the companies reflected in the Dow Auto Index, one of the comparables used in the Company's Performance Graph. The Committee annually reviews executive compensation data bases and also from time to time uses independent compensation consultants for purposes of evaluating and reviewing the Company's executive compensation program.

     The Committee has designated certain executives, including the chief executive officer ("CEO"), for compensation under the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

     The Committee establishes competitive salary ranges for the executive officers, generally above the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive's performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 1995, this methodology was followed in establishing base salaries for the executive officers.

SHORT TERM INCENTIVE COMPENSATION

     Short term incentive compensation is provided under the Executive Incentive Compensation Plan ("EICP"). The EICP, consistent with the Company's philosophy of linking compensation to the Company's return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company's and/or the operating unit's return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the business units and the corporation. Achievement of these financial objectives by the business or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

     Incentive compensation, while predicated on the executive's unit meeting its financial objective, is also based upon achievement of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive's scope of responsibility, contributions to profit improvement and attainment of the individual's strategic objectives. Approximately half of the incentive compensation award distributed to the individual executive is based on the return on investment of the executive's business unit and is formula-based between maximum and minimum target achievement. The other half of the award is based upon accomplishment of the executive's strategic objectives, such as development of personnel, planning, maintenance of product leadership, continuous improvement programs and product and process research and development.

     The maximum amount of incentive compensation payable to an executive during any year is 200% of base salary. In order to be eligible for incentive compensation, executives are required to enter into annual contracts (standard incentive plan contracts required for all plan participants) which obligate them to remain in the employment of the Company for the year.

     During 1995, the Company had its second best return on investment in its history and most of the operating units achieved satisfactory levels of return on investment. Accordingly, the Committee made incentive compensation awards to the participating executives based on the factors described above.

LONG TERM INCENTIVE COMPENSATION

     The Committee utilizes the shareholder approved 1990 Long Term Executive Incentive Compensation Plan ("LTEICP") as another key component in carrying out the Company's philosophy of linking the executive compensation program to the stockholders' interests. The LTEICP consists of stock options which are granted annually to the executives at the current market price of the stock on the date of the grant. The size of the option grant to the executive is established at a level commensurate with the median level of grants for the executive's position as reported in the aforementioned survey data and studies by independent compensation consultants. Pursuant to the LTEICP, executives enter into standard plan contracts each year which reflect the specific terms of the stock option grants and terms of forfeiture, should the executive leave the employment of the Company.

CEO COMPENSATION

     The Committee, in establishing the 1995 compensation program for the Chief Executive Officer, Robert J. O'Toole, employed the methodology and surveys previously described in this report. In setting Mr. O'Toole's base salary for 1995, the Committee reviewed his accomplishments during the prior year, experience, service with the Company and determined to position it above the median level of salaries of chief executive officers of similar sized manufacturing companies. Mr. O'Toole's bonus compensation for 1995 was directly related to the Company's return on investment earned by the Company and reflected Committee set minimum and maximum objectives. The maximum amount of bonus compensation payable to Mr. O'Toole is 200% of base salary. The Committee made stock option grants to Mr. O'Toole under the LTEICP consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

     The Committee reviewed executive compensation during 1995 and concluded that the stockholders' interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee has and intends to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                       PERSONNEL & COMPENSATION COMMITTEE

                            Tom H. Barrett, Chairman
                           Russell G. Cleary, Member
                            Arthur O. Smith, Member

                               PERFORMANCE GRAPH

     The graph below shows a five year comparison of the cumulative shareholder return on the Company's common stock with the cumulative total return of companies on the S&P 500 Composite Index and the Dow Automotive Index (without tire and rubber), both of which are published indexes.


   COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN FROM DECEMBER 31, 1990 TO
                               DECEMBER 29, 1995
            (ASSUMES $100 INVESTED WITH REINVESTMENT OF DIVIDENDS)

      Measurement Period                                         Dow Auto w/o
    (Fiscal Year Covered)         A. O. Smith       S&P 500      Tire & Rubber
12/31/90                                100.00          100.00          100.00
12/31/91                                122.47          130.40          122.81
12/31/92                                267.89          140.31          157.53
12/31/93                                515.92          154.34          206.16
12/30/94                                359.79          156.19          181.01
12/29/95                                312.25          214.92          220.90

                      COMPLIANCE WITH SECTION 16(A) OF THE
                            SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and American Stock Exchanges. Executive Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

     Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 1995, the Company believes that all filing requirements applicable to its Executive Officers, Directors and greater than ten percent beneficial owners were met, except that one report, covering one transaction, was filed late by a former executive officer, Thomas W. Ryan, after he left the Company.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company's independent auditors for 1996. The action of the Board of Directors was taken upon the recommendation of its Audit Committee.

     Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Board's action in appointing Ernst & Young LLP as the Company's independent auditors. Should such appointment not be ratified, the Board of Directors will reconsider the matter. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders and available to respond to appropriate questions and he will have the opportunity to make a statement if he desires to do so.

                              STOCKHOLDER PROPOSAL

     The Company has received a proposal from one stockholder who has informed the Company of his intention to present the proposed resolution at the annual stockholders meeting. Mr. John J. Gilbert, 29 East 64th Street, New York, New York 10021-7043, has submitted a proposed resolution on providing a post-meeting report on the annual meeting of stockholders. Mr. Gilbert is the owner of 100 shares of Common Stock and 200 shares of Class A Common Stock of the Company, and he serves as co-trustee with respect to 200 shares of Class A Common Stock of the Company.

     The proposed resolution and the statement in support thereof is presented below as received from the stockholder. The Board of Directors has recommended a vote against the stockholder proposal for the reasons discussed in the Company's response.

                              STOCKHOLDER PROPOSAL
                        TO PROVIDE A POST-MEETING REPORT
                     ON THE ANNUAL MEETING OF STOCKHOLDERS

     RESOLVED, that the stockholders of A. O. Smith Corporation, assembled in annual meeting in person and by proxy, hereby request that following the annual meeting the management issue a post-meeting report which shall include a brief resume of questions and answers of general interest, a summary of the discussion, identification of participants, and the actual vote for and against all resolutions.

                                    REASONS

     Owners are entitled to know what takes place at their annual meeting. Management fails to send out a post-meeting report.

     Had a proper post-meeting report been issued, owners would have learned that at the last annual meeting again, only Robert O'Toole, Chairman; Glen Bomberger, Executive Vice President; W. David Romoser, Secretary and the auditor from Ernst & Young were in attendance. Also, that the press was not in attendance. What is the point of having a stockholder meeting where the Chairman, Robert O'Toole, who conducts a fine meeting, receives no attention from the press?

     Further, the FMR Corporation, which is a Fidelity Mutual Fund, as well as Mitchell Hutchins Institutional Investors, Inc. and Smith Investment Company, all who are principal stockholders in A. O. Smith, were also not in attendance.

     Owners would also have learned of the protest to see that the meeting be moved to alternate between Milwaukee and Boston, where more directors and officers, as well as the employee stockholders, could attend.

     More and more companies not only issue proper post-meeting reports, but also have video tapes of the annual meeting available. A. O. Smith should follow these examples.

     If you agree, please mark your proxy for; if you disagree, mark against.
Note: proxy or proxies not marked will be voted for this resolution.

THE BOARD OF DIRECTORS AND MANAGEMENT DO NOT AGREE WITH THE ABOVE PROPOSAL AND RECOMMEND A VOTE AGAINST IT FOR THE FOLLOWING REASONS:

     We believe that Management does an excellent job of communicating with shareholders through our quarterly reports, annual report and other periodic releases, including meetings with analysts. We make an effort to provide timely information to all shareholders. The Annual Meeting of Shareholders is held on the first Wednesday in April and the quarterly report for the first quarter is mailed to shareholders approximately three weeks later. Noteworthy information from the meeting has been and will be included in the report. We believe that mailing a separate report to shareholders specially devoted to the annual meeting proceedings, which are generally of a routine nature, is an unnecessary and inappropriate expense.

     For all these reasons, the Board of Directors and Management recommend a vote AGAINST this stockholder proposal.

                                 OTHER BUSINESS

     Management is not aware of any matters other than those stated above which may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

                         DATE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1997 annual meeting of stockholders must be received by the Company no later than November 2, 1996, to be included in the materials for the 1997 meeting.

March 4, 1996

     EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          [AO SMITH CORPORATION LOGO]

A. O. SMITH CORPORATION                         PROXY -- CLASS A COMMON STOCK
P.O. Box 23973                                           THIS PROXY IS SOLICITED ON
Milwaukee, WI  53223-0973                                BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any
one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 3, 1996, at 9:00 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.


1.  ELECTION OF DIRECTORS     FOR all nominees listed below  / /     WITHHOLD AUTHORITY  / /
                (except as marked to the contrary below)             to vote for All Nominees listed below


TOM H. BARRETT, GLEN R. BOMBERGER, THOMAS I. DOLAN, ROBERT J. O'TOOLE, DONALD J. SCHUENKE, ARTHUR O. SMITH
AND BRUCE M. SMITH

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
SPACE PROVIDED BELOW.)

__________________________________________________________________________________________________________

2.  PROPOSAL TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE
    CORPORATION:

    FOR  / /     AGAINST  / /     ABSTAIN  / /

3.  STOCKHOLDER PROPOSAL TO PROVIDE A POST-MEETING REPORT ON THE ANNUAL MEETING OF STOCKHOLDERS:

    FOR  / /     AGAINST  / /     ABSTAIN  / /


               (continued, and to be signed and dated, on the other side)

----------------------------------------------------------------------------------------------------------
PROXY NO.                                                                                    NO. OF SHARES


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy
Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

     Please sign exactly as your name appears below, date and return this proxy.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.

                                                            Date ___________________________________ , 1996


                                                            Signature _____________________________________


                                                            Signature _____________________________________

                                                            When signing as attorney, executor, administrator,
                                                            trustee or guardian, please add your full title as
                                                            such.  If shares are held by two or more persons
                                                            all holders must sign the proxy.


   IF YOU ALSO HOLD COMMON STOCK, PLEASE FILL OUT THE GREEN COMMON STOCK PROXY.  NO POSTAGE IS REQUIRED IF
               THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.


A. O. SMITH CORPORATION                          PROXY -- COMMON STOCK
P.O. Box 23973                                            THIS PROXY IS SOLICITED ON
Milwaukee, WI  53223-0973                                 BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ROBERT J. O'TOOLE, GLEN R. BOMBERGER and W. DAVID ROMOSER, or any
one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 3, 1996, at 9:00 a.m.
Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any
adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.


1.  ELECTION OF DIRECTORS     FOR all nominees listed below   / /    WITHHOLD AUTHORITY  / /
               (except as marked to the contrary below)          to vote for All Nominees listed below

       RUSSELL G. CLEARY, LEANDER W. JENNINGS, AND DR. AGNAR PYTTE


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
SPACE PROVIDED BELOW.)

_________________________________________________________________________________________________

2.  PROPOSAL TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE
    CORPORATION:

    FOR  / /   AGAINST  / /   ABSTAIN  / /

3.  STOCKHOLDER PROPOSAL TO PROVIDE A POST-MEETING REPORT ON THE ANNUAL MEETING OF STOCKHOLDERS:

    FOR  / /   AGAINST  / /   ABSTAIN  / /


                     (continued, and to be signed and dated, on the other side)

-----------------------------------------------------------------------------------------------
PROXY NO.                                                                         NO. OF SHARES


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying
Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

     Please sign exactly as your name appears below, date and return this proxy.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST
PROPOSAL 3.

                                                     Date ___________________________________ , 1996


                                                     Signature _____________________________________


                                                     Signature _____________________________________

                                                     When signing as attorney, executor, administrator,
                                                     trustee or guardian, please add your full title
                                                     as such.  If shares are held by two or more persons,
                                                     all holders must sign the proxy.

      IF YOU ALSO HOLD CLASS A COMMON STOCK, PLEASE FILL OUT THE WHITE CLASS A COMMON STOCK PROXY.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

